Debt	3 Months Ended
Mar. 31, 2014
Debt Disclosure [Abstract]
Debt
Debt
As of March 31, 2014 and December 31, 2013, the Company had the following debt amounts outstanding:

(In US$ millions)	March 31, 2014	December 31, 2013
External debt agreements
$1,800 facility	$1,795.8	$—
$1,450 facility	443.3	—
Sub-total external debt	$2,239.1	$—

Related party debt agreements
Rig Financing Agreements
$1,500 facility	$—	$643.5
$1,200 facility	86.4	90.5
$550 facility	426.2	440.0
$440 facility	178.7	178.6
$1,121 facility	—	472.6
Sub-total Rig Financing Agreements	$691.3	$1,825.2

Other related party debt
$109.5 vendor financing facility	$109.5	$109.5
$229.9 discount note	—	229.9
$70.0 discount note	—	70.0
$100 discount note	100.0	—
Related party revolving credit facility	—	125.9
Sub-total other related party debt	$209.5	$535.3

Total debt	$3,139.9	$2,360.5
Less current portion of related party interest bearing debt	(91.7)	(234.2)
Less current portion of interest bearing debt	(58.3)	—
Long-term portion of debt	$2,989.9	$2,126.3

The outstanding debt as of March 31, 2014 is repayable as follows:

(In US$ millions)	As at March 31,
2015	$150.0
2016	203.1
2017	603.9
2018	216.8
2019	52.6
2020 and thereafter	1,913.5
Total outstanding debt	$3,139.9

Secured Credit Facilities
On February 21, 2014, Seadrill Operating LP, Seadrill Capricorn Holdings LLC and Seadrill Partners Finco LLC (the “Borrowers”), entered into Senior Secured Credit Facilities (the “Senior Secured Credit Facilities”). The Senior Secured Credit Facilities consist of (i) a $100.0 million revolving credit facility (the “revolving facility”) available for borrowing from time to time by any Borrower, and (ii) a $1.8 billion term loan (the “term loan B”) which was borrowed by Seadrill Operating LP in full on February 21, 2014. The proceeds from the transaction were used to (a) refinance debt related to the West Capella, West Aquarius, West Sirius and West Leo rig Facilities, (b) repay in part its unsecured loans from Seadrill, (c) add cash to the balance sheet in support of general company purposes and (d) pay all fees and expenses associated therewith.
The Senior Secured Credit Facilities are guaranteed on a senior secured basis by the Borrowers and the Borrowers’ subsidiaries that own or charter the West Capella, West Aquarius, West Sirius and West Leo. The Senior Secured Credit Facilities also are secured by mortgages on the four drilling units, security interests on the earnings, earnings accounts, and insurances owned by the subsidiary guarantors relating to the four drilling units, and pledges of the equity interests of each subsidiary guarantor.
Loans under the Senior Secured Credit Facilities will bear interest, at the Company's option, at a rate per annum equal to either the LIBOR Rate (subject to a 1% floor) for interest periods of one, two, three or six months plus the applicable margin or the Base Rate plus the applicable margin. The Base Rate is the highest of (a) the prime rate of interest announced from time to time by the agent bank as its prime lending rate, (b) 0.50% per annum above the Federal Funds rate as in effect from time to time, (c) the Eurodollar Rate for 1-month LIBOR as in effect from time to time plus 1.00% per annum, and (d) for term loans only, 2.00% per annum. The applicable margin is 2.00% for term loans bearing interest at the Base Rate and 3.00% for term loans bearing interest at the Eurodollar Rate. The applicable margin is 1.25% for revolving loans bearing interest at the Base Rate and 2.25% for revolving loans bearing interest at the Eurodollar Rate. In addition, the Company will incur a commitment fee based on the unused portion of the revolving facility of 0.50% per annum.
The Company has entered into interest rate swap transactions to hedge 100% of the floating element of the term loan facility at a weighted average fixed rate of 2.52% per annum. A floating rate option included in the swap provides that the hedge counterparty shall pay the greater of 1.00% or 3 Month LIBOR. Thus, where the floating rate is less than 1%, the floating rate payment shall be deemed to be equal to 1%.
The term loan B matures on February 21, 2021. Amortization payments in the amount of 0.25% of the original term loan B amount are required to be paid on the last day of each calendar quarter. The revolving facility matures on February 21, 2019 and does not amortize. The Company is required to make mandatory prepayments of term loans using proceeds from asset sales that are not otherwise utilized for permitted purposes and to make offers to purchase term loans using proceeds of loss events that are not otherwise utilized for permitted purposes.
As of March 31, 2014, the outstanding balance of the term loan B was $1,795.8 million, and the $100 million revolving facility was not yet drawn.

$1,450 million Senior Secured Credit Facility

As part of the acquisition of the West Auriga, the Company assumed the tranche of the $1,450 million senior secured credit facility relating to the West Auriga, which had an outstanding balance of $443 million. The facility has a final maturity in 2025, with the commercial tranche due for renewal in 2018, and bears an interest of LIBOR plus a margin in the range of 1.20% to 3.00%. Refer to Note 5. The remaining portion of the $1,450 million facility includes borrowers and guarantors who are subsidiaries of Seadrill and related parties. Each borrower and guarantor is jointly and severally liable for its own debt and obligations under the agreement and the debt and obligations of other borrowers and guarantors who are also party to this facility. These obligations are continuing and extend to the ultimate balance of all amounts payable by any obligor under the agreement. The total amount owed under this facility is $1,359 million including the portion related to the West Auriga as of March 31, 2014. The Company has not recognized any amounts related to the Seadrill Limited subsidiaries. Additionally the Company has received an indemnity from Seadrill for subsidiaries of Seadrill Partners for any payments or obligations related to this facility for any losses not related to the West Auriga.

Rig Financing Agreements
For each of the Rig Financing Agreements, the Company entered into a loan agreement with Seadrill on a back to back basis at the time of the IPO or in conjunction with the sale of entities that own and operate drilling units to the Company. These loan agreements with Seadrill are classified as related party transactions. Pursuant to these loan agreements of the related drilling unit, each rig owning subsidiary can make payments of principal and interest to Seadrill or directly to the third party lenders under each facility, corresponding to that proportion of the loan facility. As of March 31, 2014, Rig Financing Agreements with Seadrill related to West Vencedor, West Capricorn, T-15, and T-16 (December 31, 2013: West Capella, West Aquarius, West Vencedor, West Capricorn, T-15, T-16, West Leo and West Sirius.) During the period ended March 31, 2014, certain Rig Financing Agreements were repaid by the Company in conjunction with the drawdown of the new Senior Secured Facilities as further discussed above.

$109.5 million Vendor Financing Loan Agreement

In May 2013, the Company borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bears interest of LIBOR plus a margin of 5.0% and is due in May 2016.

$229.9 million Discount Note

On December 13, 2013, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings issued a zero coupon discount note to Seadrill in an initial amount of $229.9 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $238.5 million to Seadrill. The note was repaid in full in February 2014 with proceeds from the term loan B refinancing noted above.

$70.0 million Discount Note

On December 13, 2013, as part of the acquisition of the West Sirius, the Company issued a zero coupon discount note to Seadrill in an initial amount of $70.0 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $73 million to Seadrill. The note was repaid in full in February 2014 with the proceeds from the term loan B refinancing noted above.

$100.0 million Discount Note

In March 2014, as part of the acquisition of the West Auriga, Seadrill Capricorn Holdings issued a zero coupon discount note to Seadrill in an initial amount of $100.0 million. The note is repayable in September 2015 and upon maturity, the Company will pay $103.7 million to Seadrill.

Revolving Credit Facility

In October 2012, the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of 5 years and bears interest at a rate of LIBOR plus 5.0% per annum, with an annual 2% commitment fee on the undrawn balance. The outstanding balance as at December 31, 2013 was $125.9 million. On March 1, 2014, the revolving credit facility was amended to reduce the maximum borrowing limit to $100 million. The were no amounts owed under the facility as of March 31, 2014.

Restrictive Covenants
The Company's facilities and related party loan agreements include financial and non-financial covenants applicable to the Company and Seadrill. These covenants are described in Note 12 to the Company's Consolidated and Combined Carve-Out Financial Statements for the year ended December 31, 2013 included in the Company's Form 20-F filed with the SEC. Financing agreements entered into during the period ending March 31, 2014 are discussed further below. The Company and Seadrill were in compliance with the related covenants as of March 31, 2014 and December 31, 2013.
The Senior Secured Credit Facilities
Our subsidiaries that are borrowers or guarantors of our Senior Secured Credit Facilities are subject to certain financial and restrictive covenants contained in our Senior Secured Credit Facilities including the following:

•	Limitations on the incurrence of indebtedness and issuance of preferred equity;

•	Limitations on the incurrence of liens;

•	Limitations on dividends and other restricted payments;

•	Limitations on investments;

•	Limitations on mergers, consolidation and sales of all or substantially all assets;

•	Limitations on asset sales;

•	Limitations on transactions with affiliates;

•	Limitation on business activities to businesses similar to those now being conducted; and

•	Requirement to maintain a senior secured net leverage ratio of no more than 5.5 to 1.0.

In addition, the Senior Secured Credit Facilities contain other customary terms, including the following events of default (subject to customary grace periods), upon the occurrence of which, the loans may be declared (or in some cases automatically become) immediately due and payable:

•	Failure of any borrow of the term loan to pay principal, interest or other amounts owing with respect to the loans under the Senior Secured Credit Facilities;

•	Breach in any material respect of any representation or warranty contained in Senior Secured Credit Facilities documentation;

•	Breach of any covenant contained in Senior Secured Credit Facilities documentation;

•	The occurrence of a payment default under, or acceleration of, any indebtedness aggregating $25 million or more other than the term loan;

•	Failure by our subsidiaries that are borrowers or guarantors of our Senior Secured Credit Facilities to pay or stay any judgment in excess of $25 million;

•	Repudiation by our subsidiaries that are borrowers or guarantors of our Senior Secured Credit Facilities of any guarantee or collateral documents related to the Senior Secured Credit Facilities;

•	Any guarantee related to the Senior Secured Credit Facilities is found to be unenforceable or invalid or is not otherwise effective;

•
Any of our subsidiaries that are borrowers or guarantors of our Senior Secured Credit Facilities file for bankruptcy or become the subject of an involuntary bankruptcy case or other similar proceeding;

•	The equity interests of any of the company, Seadrill Operating LP or Seadrill Capricorn Holdings LLC is pledged to anyone other than the collateral agent for the term loan; and

•	The occurrence of a change of control.

$1,450 million Senior Secured Credit Facility

The $1,450 million senior secured credit facility under which Seadrill Auriga Hungary Kft. is a borrower contains various financial covenants which pertain to the financial position of the Seadrill Group. These include a Minimum Liquidity level, a Leverage Ratio, an Interest Coverage Ratio, a Current Ratio, an Equity Ratio and a Debt Service Coverage Ratio. Additionally, this facility generally contains covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of our business. These covenants are consistent with covenants of which the Rig Facilities and Seadrill's bank loan agreements are already subject to and are described in Note 12 to the Company's Consolidated and Combined Carve-Out Financial Statements for the year ended December 31, 2013 included in the Company's Form 20-F filed with the SEC.